Fees Summary	Feb. 21, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 211,114,092
Previously Paid Amount	0
Total Fee Amount	32,321.58
Total Offset Amount	0
Net Fee	$ 32,321.58